EXHIBIT 10.1
ASSET TRANSFER AGREEMENT

This Asset Transfer Agreement (this “Agreement”) entered into on March __, 2009, to be effective as of the Effective Date (as defined below) is by and between Vertex Holdings, L.P., formerly Vertex Energy, L.P., a Texas limited partnership (“Vertex LP”), all of the partners of Vertex LP as set forth on the signature page hereof, representing 100% of the total ownership interests of Vertex LP (the “Vertex LP Partners”) and Vertex Energy, Inc., a Nevada corporation (“Vertex Nevada”), each sometimes referred to herein as a “Party,” and collectively referred to herein as the “Parties.”

W I T N E S S E T H:

WHEREAS, on or about May 19, 2008, an Amended and Restated Agreement and Plan of Merger (as amended from time to time, the “Plan of Merger”, a copy of which is attached hereto as Exhibit A) was entered into by and between World Waste Technologies, Inc., a California corporation (“WWT”), on the one hand, and Vertex LP, Vertex Nevada, Vertex Merger Sub, LLC, a California limited liability company and wholly owned subsidiary of Vertex Nevada (“Merger Sub”), and Benjamin P. Cowart, as agent (“Agent”) of all of the shareholders of Vertex Nevada (the “Vertex Shareholders”), on the other hand;

WHEREAS, in connection with and pursuant to terms and conditions of the Plan of Merger, and in furtherance of the merger of WWT with and into Merger Sub, Vertex LP is obligated to transfer certain assets, contracts, rights and privileges (collectively, the “Rights,” as set forth in Exhibit B, attached hereto) to Vertex Nevada;

WHEREAS, the Rights include all privileges, powers, rights, interests and claims of every type and description that are owned, leased, held, used or useful in the Vertex Business (as defined in the Plan of Merger) in which Vertex LP has any right, title or interest;  and

WHEREAS, Vertex LP desires to transfer the Rights to Vertex Nevada, and Vertex Nevada desires to accept transfer of the Rights from Vertex LP.

NOW, THEREFORE, in consideration for the promises and pledges contained below, and other good and valuable consideration, including the terms and conditions contained in the Plan of Merger, the sufficiency of which is hereby acknowledged and confessed, which consideration the Parties acknowledge receipt of, and the premises and the mutual covenants, agreements, and considerations herein contained, the Parties hereto agree as follows:

1.      Rights Transfer.

1.1
Vertex LP hereby transfers, grants, conveys and assigns to Vertex Nevada all of its right, title and interest in and to the Rights, free from any charges, liens and other encumbrances, except as described in the Plan of Merger or schedules or exhibits thereto (the “Transfer”).

1.2
Vertex Nevada hereby accepts the Transfer and agrees to take possession of the Rights and to assume certain of the liabilities of Vertex LP, as set forth on Exhibit C, attached hereto (the “Liabilities”);

1.3
Vertex Nevada agrees to issue restricted shares of Vertex Nevada’s common stock (the “Common Stock”) and warrants to purchase shares of Vertex Nevada’s common stock (the “Securities”) to the Vertex LP Partners and to certain consultants of Vertex LP, in the names and amounts set forth on Exhibit D, attached hereto; and

1.4	Vertex LP agrees to enter into the Operating and Licensing Agreement with Vertex Nevada, attached hereto as Exhibit E.

2.	Representations of the Vertex LP Partners.

2.1
Each Vertex LP Partner represents, acknowledges and warrants the following to Vertex Nevada, and agrees that such representations, acknowledgements and warranties shall be automatically reconfirmed by each Vertex LP Partner on the Effective Date:

2.1.1
Each Vertex LP Partner recognizes that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities are registered under the Act or unless an exemption from registration is available;

2.1.2
Each Vertex LP Partner is acquiring the Securities for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require the sale or distribution of the Securities.  No one other than such Vertex LP Partner will have any beneficial interest in said securities.  Each Vertex LP Partner agrees to set forth the terms of his, her or its ownership, record address and tax id number on the Type of Ownership Form, attached hereto as Exhibit F;

2.1.3
Each Vertex LP Partner acknowledges that he, she or it has had a reasonable opportunity to review the disclosures regarding the Plan of Merger and Vertex Nevada as set forth in WWT’s Definitive Proxy Statement on Form 14A (the “Proxy Statement”, as filed with the Securities and Exchange Commission’s EDGAR website), including the audited and unaudited financial statements of Vertex Nevada, the risk factors, description of business information, results of operations and other descriptions disclosed in such Proxy Statement (the “Disclosures”);

2.1.4
Each Vertex LP Partner confirms that he, she or it has had an opportunity to ask Vertex Nevada any questions he, she or it has regarding the Disclosures and any such questions have been satisfied by Vertex Nevada;

2.1.5
Each Vertex LP Partner has such knowledge and experience in financial and business matters that such is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision, and does not require a Purchaser Representative in evaluating the merits and risks of an investment in the Securities;

2.1.6
Each Vertex LP Partner recognizes that an investment in Vertex Nevada is a speculative venture and that the total consideration tendered to purchase the Securities is placed at the risk of the business and may be completely lost.  The purchase of Securities as an investment involves special risks;

2.1.7
Each Vertex LP Partner realizes that the Securities cannot readily be sold as they will be restricted securities and therefore the Securities must not be purchased unless such Vertex LP Partner has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties such that Vertex LP Partner can provide for his, her or its current needs and possible personal contingencies;

2.1.8
Each Vertex LP Partner confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment;

2.1.9
Each Vertex LP Partner has provided correct and complete information regarding the above disclosures to Vertex Nevada as of the date hereof, and if there should be any material change in such information prior to the Effective Date, such Vertex LP Partner will immediately provide Vertex Nevada with such updated information; and

2.1.10
Each Vertex LP Partner has carefully considered and has, to the extent he, she or it believes such discussion necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for his, her, or its particular tax and financial situation and his, her or its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for him, her or it.

2.2
Each Vertex LP Partner hereby agrees that the Securities and any certificate evidencing such Securities shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS."

2.3
Concurrently with his, her or its entry into this Agreement, each Vertex LP Partner has executed a Lock-Up Agreement in the form of Exhibit G, attached hereto (the “Lock-up”), and such Vertex LP Partner agrees to be bound by the terms and conditions of such Lock-Up.

2.4
Each Vertex LP Partner hereby agrees that in addition to the legend described in Section 2.2 above, the Securities and any certificate evidencing such Securities shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THAT CERTAIN LOCK-UP AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER(S) NAMED THEREIN, DATED AS OF MARCH __, 2009.  A COPY OF THE LOCK-UP AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY.”

2.5
By signing this Agreement below, each Vertex LP Partner consents to, approves, ratifies and confirms the terms and conditions of the Plan of Merger and the transactions contemplated therein, including, but not limited to the terms and conditions of this Agreement.

3.	Representations and Warranties of Vertex LP.

3.1	Vertex LP hereby represents, covenants and warrants as of the date hereof and as of the Effective Date, as follows:

3.1.1
Vertex LP is duly organized, validly existing and in good standing under the laws of the state of Texas and has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as it is proposed to be conducted.  Vertex LP is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its properties or assets requires such qualification or authorization.

3.1.2
Vertex LP has, and Vertex Nevada will receive on the Effective Date, good and marketable title to the Rights, free and clear of any and all liens or encumbrances, other than the Liabilities, which Vertex Nevada will assume in connection with the Transfer.

3.1.3
No person or entity holds any rights to any of the Rights, other than Vertex LP, and Vertex LP has not assigned or pledged any of the Rights or any rights in connection therewith to any person or entity.

3.1.4	Vertex LP has all requisite corporate power and authority to execute and deliver this Agreement and to perform fully its obligations hereunder.

4.           Representations and Warranties of Vertex Nevada.

4.1	Vertex Nevada hereby represents, covenants and warrants as of the date hereof and as of the Effective Date, as follows:

4.1.1
Vertex Nevada is duly organized, validly existing and in good standing under the laws of the state of Nevada and has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as it is proposed to be conducted.  Vertex Nevada is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its properties or assets requires such qualification or authorization.

4.1.2
All of the outstanding shares of capital stock of Vertex Nevada have been duly authorized, and are validly issued, fully paid and non-assessable and once issued as described herein, all of the Securities will be validly issued, fully paid and non-assessable.

4.1.3	Vertex Nevada has all requisite corporate power and authority to execute and deliver this Agreement and to perform fully its obligations hereunder.

5.	Purchase of Inventory.

5.1
The Parties agree that Vertex Nevada shall purchase all inventory and feedstock owned and controlled by Vertex LP as of the Effective Date (collectively “Inventory”) at the prices as set forth on the attached Exhibit H.

6.	Effective Date.

6.1	The “Effective Date” of this Agreement shall be the date that the Merger described in the Plan of Merger closes and becomes effective.

7.	Miscellaneous.

7.1	Authority. Each Party has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby.

7.2
Further Assurances.  All Parties agree that, from time to time, whether before, at or after the Effective Date, each of them will take such other action and to execute, acknowledge and deliver such contracts or other documents (a) as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement; or (b) to effect the Plan of Merger or the issuance of the Securities as described herein.

7.3
Consideration.  Each Party represents that he, she or it has received valid consideration as a result of the terms and conditions of this Agreement, from another Party which has executed this Agreement below.

7.4	Third Party Beneficiaries. The Parties agree that the shareholders of WWT are third party beneficiaries to this Agreement and the terms and conditions herein.

7.5
Binding Effect.  This Agreement shall be binding on and inure to the benefit of the Parties and their respective heirs, successors, assigns, directors, officers, agents, employees and personal representatives.

7.6	Interpretation. The interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Texas.

7.7	Section Headings. Section headings are for convenience only and shall not define or limit the provisions of this Agreement.

7.8	Faxed Signatures. For purposes of this Agreement a faxed signature shall constitute an original signature.

7.9
Execution.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, and such counterparts taken together shall constitute but one and the same Agreement.  A photocopy of this Agreement shall be effective as an original for all purposes.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, intending to be legally bound, the Parties hereto have executed this Agreement as of the date first written above, to be effective as of the Effective Date.

Vertex Energy, L.P.

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Its:_____________________________

Vertex Energy, Inc.

/s/ Benjamin P. Cowart
Benjamin P. Cowart
Chief Executive Officer

[Signatures of Vertex LP Partners follow on next page.]

Vertex LP Partners

VTX, Inc.

/s/ Benjamin P. Cowart
Benjamin P. Cowart
President

PTI, Inc.

By: /s/ Ingram Lee
Its: President
Printed Name: Ingram Lee

Brossette Brokering and Chartering, Inc.

By: /s/ Victor P. Brossette
Its: President
Printed Name: Victor P. Brossette

/s/ Benjamin P. Cowart
Benjamin P. Cowart

/s/ Chris Carlson
Chris Carlson

/s/ Greg Wallace
Greg Wallace

/s/ Albert D'Antoni
Albert D’Antoni

Exhibit A

Plan of Merger

Exhibit B

Rights

Capitalized terms below, not otherwise defined in the Agreement to which this Exhibit B is attached shall have the meaning set forth in the Plan of Merger.

1. The assets, rights, and privileges, described below of Vertex LP held for use by Vertex LP in connection with that portion of the Vertex Business described in sub-clause (i) of the definition thereof appearing in the Merger Agreement, including but not limited to:

-all of Vertex LP’s rights and interests under or in connection with that certain Chevron Recovery Oil Purchase Contract dated as of April 1, 2004 between Vertex Energy, LP and Fuel and Marine Marketing, LLC (as assigned to Vertex Nevada);

-all customer lists;

-all customer contracts and relationships;

-all short and long term supply contracts;

-all methods of doing business;

-all trade secrets;

-all vendor contracts and relationships;

-all price lists;

-all other Intellectual Property (excluding the Demetalization Technology (OP#2));

-all cell phones;

-all memberships and subscriptions;

-all Marketing and Collateral;

-all inventory on hand of consumable supplies & chemicals (separate from the Inventory, as defined in Section 5.1); and

-all blueprints, drawings, analysis, and technical data associated with Alchemy Process (OP #1).

Notwithstanding the foregoing, the assets shall not include the software known as “Desert Micro”, used by Vertex LP, provided that Vertex LP shall grant Vertex Nevada with the perpetual, royalty-free right to utilize such software.

2. “Alchemy Process”, including all Intellectual property related thereto.  Notwithstanding the foregoing, the assets shall not include any of the assets or rights which are subject to the Purchase and Sale Agreement by Vertex Nevada and CMT; the Sublease Agreement by Vertex Nevada and CMT; or the office space Lease Agreement to be entered into by Vertex Nevada and CMT, whether or not such agreements are executed by the parties;

3. All of Vertex LP’s rights and interests under or in connection with that certain KMTEX Contract dated as of July 1, 2007 between Vertex Refining and KMTEX (as assigned to Vertex Nevada);

4. All of Vertex LP’s rights and interest under or in connection with that certain Terminaling Agreement dated as of November 1, 2008, between Vertex LP and Cedar Marine Terminal, L.P.

5. Vertex Computers:

Compaq Presario x6000 – Service Tag CNF5311L9G;
Dell Latitude D430 – Service Tag 3378MF1;
Dell Latitude D620 – Service Tag 2QKVLC1;
Dell Latitude D630 – Service Tag F560GD1;
Dell Latitude D630 – Service Tag 6D9QYD1;
Dell Inspiron MXC061 – Service Tag 82JX0C1; and
Dell OptiPlex 330 – Service Tag 983FDF1;

6. A non-transferable, royalty-free, perpetual license to the use of the “Vertex” Trademark Registration Number: 2,852,433; and

7. All books and records related to the Vertex Business (but not any corporate records of Vertex LP).

Exhibit C

Liabilities

Vertex Nevada’s pro rata portion of the July 25, 1997, Lease Agreement by and between Vertex LP and TRW Trading, Inc., a Texas Corporation (“TRW” and the agreement, as amended from time to time, the “Lease Agreement”), as provided in the Sublease Agreement between Vertex Nevada and Vertex LP, in the event that Vertex Nevada executes the Sublease Agreement between the parties.

Vertex Nevada’s pro rata portion of the office space lease at 1331 Gemini from KBS Capital as evidenced by a Lease Agreement to be entered into between the parties.

Vertex Nevada agrees to use commercially reasonable efforts to obtain a bank facility of $1.6 million from Regions Bank and/or another lending institution (the “Loan”) and to pay such Loan proceeds to Vertex LP (and/or allow Vertex LP the use of such Loan proceeds) for repayment of $1.6 million of outstanding liabilities of Vertex LP.

Exhibit D

Securities

Vertex LP Partner Name	Common Stock Shares Issuable
VTX, INC.	55,311
PTI, INC.	182,622
BROSSETTE BROKERING AND CHARTERING, INC.	182,622
BENJAMIN P. COWART	4,679,488
CHRIS CARLSON	293,244
GREG WALLACE	103,943
ALBERT D'ANTONI	4,770
Consultant Shares*	575,000
TOTALS	6,077,000

*All Consultants will be required to execute a representation letter in the form of Exhibit D-1, attached hereto, and the Lock-Up Agreement in the form of Exhibit G, attached hereto, prior to the issuance of their shares.  Vertex Nevada reserves the right to a) hold the Consultant Shares in escrow; and/or b) to not issue the Consultant Shares, until such time, if ever, as Vertex Nevada has entered into a definitive agreement with Liviakis Financial Communications, Inc. or its assigns.  In the event no definitive understanding can be reached between Vertex Nevada and Liviakis Financial Communications, Inc., Vertex Nevada reserves the right to issue the 575,000 (or a portion thereof) Consultant Shares to a third party investor relations firm and/or consulting firm engaged by Vertex Nevada.

Warrants (to be evidenced by individual Warrant Agreements):

Exercise Price	Expiration Date	Total shares	VTX	PTI	BB&C	Cowart	Carlson	Wallace	D'Antoni
$15.00	2011	16,667	168	553	553	14,176	888	315	14
$27.00	2014	6,667	67	221	221	5,671	355	126	6
$27.00	2015	26,667	268	885	885	22,681	1,421	504	23
$27.00	2015	3,334	34	111	111	2,834	178	63	3
$37.00	2014	467	5	16	16	396	25	9	-
$22.50	2015	22,667	228	752	752	19,279	1,208	428	20
$27.00	2015	19,333	194	642	642	16,443	1,030	365	17
$27.00	2016	3,333	34	111	111	2,833	178	63	3
$20.50	2016	3,333	34	111	111	2,833	178	63	3
$15.50	2017	13,333	134	443	443	11,338	711	252	12
$11.10	2017	8,333	84	277	277	7,087	444	157	7
$11.10	2017	3,333	34	111	111	2,833	178	63	3
$14.20	2017	188,400	1,894	6,253	6,253	160,237	10,041	3,559	163
$1.55	2018	96,667	972	3,209	3,209	82,215	5,152	1,826	84
$10.00	2011	833	8	28	28	708	44	16	1
$12.50	2011	5,333	54	177	177	4,535	284	101	5
$15.00	2011	10,746	108	357	357	9,139	573	203	9
$25.00	2012	10,275	103	341	341	8,739	548	194	9
$25.00	2012	1,102	11	37	37	936	59	21	1
$25.00	2010	10,707	108	355	355	9,107	571	202	9
$27.50	2010	67,927	683	2,255	2,255	57,772	3,620	1,283	59
$27.50	2011	89,817	903	2,981	2,981	76,390	4,787	1,697	78
$27.50	2011	165,204	1,661	5,483	5,483	140,508	8,805	3,121	143

Exhibit D-1

CERTIFICATION

By signing below, the undersigned represents, warrants and agrees to the following representations, acknowledgements and confirms that such representations, acknowledgements and warranties shall be automatically reconfirmed by the undersigned on the Effective Date that he, she or it:

1.
The undersigned recognizes that the shares of common stock which the undersigned is to receive in connection with consulting services rendered to Vertex Energy, Inc., a Nevada corporation (“Vertex Nevada” and the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Act”), nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities are registered under the Act or unless an exemption from registration is available;

2.
The undersigned is acquiring the Securities for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require the sale or distribution of the Securities.  No one other than the undersigned will have any beneficial interest in said securities.  The undersigned agrees to set forth the terms of his, her or its ownership, record address and tax id number on the Type of Ownership Form, attached to the Asset Transfer Agreement, as Exhibit E;

3.
The undersigned acknowledges that he, she or it has had a reasonable opportunity to review the disclosures regarding the Plan of Merger and Vertex Nevada as set forth in WWT’s Definitive Proxy Statement on Form 14A (the “Proxy Statement”, as filed with the Securities and Exchange Commission’s EDGAR website), including the audited and unaudited financial statements of Vertex Nevada, the risk factors, description of business information, results of operations and other descriptions disclosed in such Proxy Statement (the “Disclosures”);

4.
The undersigned confirms that he, she or it has had an opportunity to ask Vertex Nevada any questions he, she or it has regarding the Disclosures and any such questions have been satisfied by Vertex Nevada;

5.
The undersigned has such knowledge and experience in financial and business matters that such is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision, and does not require a Purchaser Representative in evaluating the merits and risks of an investment in the Securities;

6.
The undersigned recognizes that an investment in Vertex Nevada is a speculative venture and that the total consideration tendered to purchase the Securities is placed at the risk of the business and may be completely lost.  The purchase of Securities as an investment involves special risks;

7.
The undersigned realizes that the Securities cannot readily be sold as they will be restricted securities and therefore the Securities must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties such that the undersigned can provide for his, her or its current needs and possible personal contingencies;

8.
The undersigned confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment;

9.
The undersigned has provided correct and complete information regarding the above disclosures to Vertex Nevada as of the date hereof, and if there should be any material change in such information prior to the effective date of the Merger (the “Effective Date”), the undersigned will immediately provide Vertex Nevada with such updated information;

10.
The undersigned has carefully considered and has, to the extent he, she or it believes such discussion necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for his, her, or its particular tax and financial situation and his, her or its advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for him, her or it;

11.	The undersigned hereby agrees that the Securities and any certificate evidencing such Securities shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS."

12.
Concurrently with his, her or its entry into this Agreement, the undersigned has executed a Lock-Up Agreement in the form of Exhibit F, attached to the Asset Transfer Agreement (the “Lock-up”), and the undersigned agrees to be bound by the terms and conditions of such Lock-Up;

13.
The undersigned hereby agrees that in addition to the legend described above, the Securities and any certificate evidencing such Securities shall be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THAT CERTAIN LOCK-UP AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER(S) NAMED THEREIN, DATED AS OF MARCH __, 2009.  A COPY OF THE LOCK-UP AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY.”

14.
By signing this Agreement below, each of the undersigned consents to, approves, ratifies and confirms the terms and conditions of the Plan of Merger and the Asset Transfer Agreement, which this Exhibit D-1 is attached thereto, and the transactions contemplated therein; and

15.	The undersigned further confirms and acknowledges that the undersigned is an “accredited investor” as such term is defined in Rule 501 of the Act.

IN WITNESS WHEREOF, intending to be legally bound, the undersigned has executed this Certification as of the date first written above, to be automatically reconfirmed as of the Effective Date.

By:_____________________

Printed Name:_____________________

If on Behalf of Entity, Entity Name:______________________

Position of signatory with Entity:______________________

Date:______________________

Exhibit E

Operating and Licensing Agreement

Exhibit F

TYPE OF OWNERSHIP FORM

(CHECK ONE):

_____	INDIVIDUAL OWNERSHIP (one signature required)

_____	TRUST (please include name of trust, name of trustee, and date trust was formed and copy of the Trust Agreement or other authorization)

_____	PARTNERSHIP (please include a copy of the Partnership Agreement authorizing signature)

CORPORATION (please include a certified corporate resolution authorizing signature)

__________________________________________________________________________
Please print here the exact name (registration)
desired to appear in the records of Vertex Energy, Inc.

__________________________________________________________________________
Please print here the exact address
desired to appear in the records of Vertex Energy, Inc.

__________________________________________________________________________
Please provide shareholder’s Social Security or Taxpayer Identification Number

Exhibit G

LOCK-UP AGREEMENT

March __, 2009

Ladies and Gentlemen:

The undersigned is the owner of _____________shares of common stock of Vertex Energy, Inc., a Nevada corporation (“Vertex Nevada”), and options or warrants that are exercisable for up to ____________shares of Vertex Nevada common stock (collectively, the shares of common stock and the shares of common stock issuable upon exercise of the options or warrants, the “Vertex Common Stock”).  World Waste Technologies, Inc., a California corporation (“WWT”), Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), a Texas limited partnership (“Vertex LP”), and Vertex Merger Sub, LLC., a California limited liability company and wholly owned subsidiary of Vertex Nevada (“Merger Subsidiary”) and Benjamin P. Cowart, as agent of all of the shareholders of Vertex Nevada, are parties to an Amended and Restated Agreement and Plan of Merger, dated as of May 19, 2008 (as amended from time to time, the “Merger Agreement”), effective upon the date of the merger of Merger Subsidiary with WWT in accordance with the terms and conditions of the Merger Agreement (the “Closing Date”).

In order to induce Vertex LP, WWT and Merger Subsidiary to complete the transactions that are described in the Merger Agreement, the undersigned hereby agrees that, during the period beginning on the Closing Date and ending on the three-year anniversary of the Closing Date (the “Lock-Up Period”), the undersigned will not sell, assign, pledge or otherwise transfer any shares of Vertex Common Stock that the undersigned beneficially owns, including (i) all shares of Vertex Common Stock issued pursuant to the Merger Agreement and issuable upon exercise of options and warrants assumed by Vertex Nevada pursuant to the merger, (ii) all shares of Vertex Common Stock that the undersigned may receive as a stock dividend or other distribution on shares of Vertex Common Stock, and (iii) all other securities of Vertex Nevada that the undersigned may receive in a recapitalization or similar transaction (the “Lock-up Shares”), and the undersigned agrees not to take any of the preceding actions, without Vertex Nevada’s prior written consent.  In addition, the undersigned agrees that, during the Lock-Up Period, the undersigned will not engage in (i) any short sale of the Lock-up Shares, (ii) any hedging transaction regarding the Lock-up Shares, or (ii) any grant of a put or call option regarding the Lock-up Shares.

Notwithstanding the foregoing, the undersigned may transfer (i) all or any portion of the Lock-Up Shares commencing on the date that the closing Market Price of the Vertex Common Stock (as defined below) has averaged at least $15.00 per share over a period of 20 consecutive trading days and the daily trading volume over the same 20-day period has averaged at least 7,500 shares; (ii) all or any portion of the Lock-Up Shares as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (iii) all or any portion of the Lock-up Shares to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and (iv) in any given three-month period commencing on the one-year anniversary of the Closing Date, up to that number of Lock-Up Shares equal to 5% of the total number of shares of Vertex Common Stock then beneficially owned by the undersigned.  For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The term “closing Market Price of the Vertex Common Stock” on any day shall be deemed to be the closing price of the Vertex Common Stock on such day as officially reported by the principal securities exchange in which the shares of Vertex Common Stock are listed or admitted to trading or by the Nasdaq Stock Market, or if the Vertex Common Stock is not listed or admitted to trading on any securities exchange, including the Nasdaq Stock Market, the last sale price, or if there is no last sale price, the closing bid price, as furnished by the National Association of Securities Dealers, Inc. (such as through the OTC Bulletin Board) or a similar organization if Nasdaq is no longer reporting such information. If the closing Market Price of the Vertex Common Stock cannot be determined pursuant to the sentence above, such price shall be determined in good faith (using customary valuation methods) by the Vertex Board of Directors based on the information best available to it.

The undersigned consents to the entry of stop transfer instructions with Vertex’s transfer agent and registrar against the transfer of shares of Vertex Common Stock except in compliance with the preceding provisions of this letter agreement.  The undersigned also consents to the placement of the following legend on any and all stock certificates that evidence the shares of Vertex Common Stock that are the subject of this letter agreement:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THAT CERTAIN LOCK-UP AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER(S) NAMED THEREIN, DATED AS OF MARCH __, 2009.  A COPY OF THE LOCK-UP AGREEMENT MAY BE INSPECTED  AT THE PRINCIPAL OFFICE OF THE COMPANY.”

Nothing in this Agreement shall affect any other contractual lock-up agreement to which the undersigned may currently be a party.  This letter agreement is irrevocable and is binding upon the personal representative, heirs and assigns of the undersigned.  The letter agreement automatically will terminate upon abandonment of the transactions described in the Merger Agreement.

Very truly yours,
__________________________________ Name of Shareholder
__________________________________ Authorized Signature
__________________________________ Title (if the shareholder is not an individual)
ACCEPTED: VERTEX ENERGY, INC. By: __________________________________ Name: ____________________________ Title: ____________________________

Exhibit H

Inventory Pricing

Title to all finished product inventory (“Product Inventory”) held by Vertex LP on the Effective Date shall be transferred to Vertex Nevada on the Effective Date.  Vertex Nevada shall thereafter sell such Product Inventory on behalf of Vertex LP and remit the net proceeds from the sale of any Product Inventory to Vertex LP within five (5) days of its receipt of such sales proceeds.  The sale of the Product Inventory by Vertex Nevada shall be treated for accounting purposes on a first in, first out (FIFO) method, with the Product Inventory representing the “first in” product to be sold by Vertex Nevada.

All feedstock held by Vertex LP (“Feedstock”) on the Effective Date shall be purchased by Vertex Nevada at the market price of the Feedstock as of the Effective Date, and as set forth below.

March 31, 2009 Feedstock Inventory List

Vertex Energy
Product	# of Barrels	Price Per Gallon On the Open Market on 3/31/09

Vertex Refining
Product	# of Barrels	Price Per Gallon On the Open Market on 3/31/09